Assignment and Assumption Agreement (special servicing)

This Assignment and Assumption Agreement (special servicing) (this “Assignment and Assumption”) is made effective as of September 1, 2026 (the “Effective Date”) by and between GREYSTONE SERVICING COMPANY LLC, a Delaware limited liability company (“Assignor”), and C-IV ASSET MANAGEMENT LLC, a Delaware limited liability company (“Assignee”).

Recitals:

A.
Assignor and Assignee have entered into that certain Second Amended and Restated Asset Purchase Agreement dated as of July 31, 2026 (the “Purchase Agreement”), whereby Assignee has agreed to acquire all of the Assignor’s right, title and interest in and to substantially all of the tangible and intangible assets of the Assignor used in and related to the operations of the special servicing division of Assignor and the business of commercial loan special servicing.
B.
Assignor is the named special servicer under each of the pooling and servicing agreements or servicing agreements (collectively, the “Servicing Agreements” and individually, a “Servicing Agreement”) governing the commercial mortgage securitizations listed and described on Exhibit A attached hereto and made a part hereof.
C.
As the named special servicer under each Servicing Agreement, Assignor is the special servicer for all loans serviced under each Servicing Agreement, specifically including, without limitation, all loans subject to the co-lender agreements, agreements among noteholders and intercreditor agreements (collectively, the “Co-Lender Agreements”) listed and described on Exhibit B attached hereto and made a part hereof.
D.
On the terms provided for herein, Assignor wishes to assign to Assignee all of Assignor’s right, title and interest in and to each Servicing Agreement.

Now, therefore, in consideration of the recitals set forth above and the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Assignment. Assignor does hereby assign, transfer, and convey to Assignee, all of Assignor’s right, title and interest in and to each Servicing Agreement.

Section 2. Assumption. Assignee hereby assumes and agrees to be bound, from and after the Effective Date, by all of the obligations, responsibilities, duties and liabilities of the Special Servicer or General Special Servicer, as applicable, under each Servicing Agreement and agrees that as of the Effective Date it will serve as the Special Servicer or General Special Servicer, as applicable, under each Servicing Agreement, and it makes the same representations, warranties and covenants required of the Special Servicer or General Special Servicer, as applicable, in each Servicing Agreement mutatis mutandis with all references to “Agreement” in the relevant representations, warranties, and covenants in each Servicing Agreement to include this

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Assignment and Assumption in addition to each Servicing Agreement (except substituting, as applicable, the following to the extent required to avoid inaccuracies: “C-IV Asset Management LLC, a limited liability company organized under the laws of the State of Delaware”). Assignee further represents and warrants that it will have satisfied all eligibility requirements set forth in the Servicing Agreements within 30 days of the Effective Date.

Section 3. No Prohibitions; No Consents Required. Assignee hereby affirms that it is not prohibited from serving as special servicer by any of the Co-Lender Agreements and no consent of any depositor is required before Assignee can succeed Assignor as Special Servicer or General Special Servicer, as applicable, under any Servicing Agreement.

Section 4. Certification. The Assignee hereby certifies that it satisfies the applicable qualifications to serve as special servicer set forth in each of the Co-Lender Agreements.

Section 5. Notices. Assignee’s address for notices pursuant to each Servicing Agreement is as follows:

C-IV Asset Management LLC

5221 N. O'Connor Blvd., Suite 800

Irving, TX 75039

Attn: Jenna Unell

junell@c4cp.com

With copies to:

Amy Dixon

adixon@c4cp.com

Lawrence Block

lblock@islecap.com

Mark Lande

mlande@islecap.com

[Signatures Begin on Following Page]

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In Witness Whereof, each of the parties hereto has caused this Assignment and Assumption to be executed and delivered by its duly authorized representative as of the date first above written.

Assignor:	GREYSTONE SERVICING COMPANY LLC By: /s/ Jeffrey Baevsky________________ Name: Jeffrey Baevsky Title: Vice President

[Signatures Continued on Following Page]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment and Assumption to be executed and delivered by its duly authorized representative as of the date first above written.

Assignee:	C-IV ASSET MANAGEMENT LLC By: /s/ Lawrence S. Block Name: Lawrence S. Block Title: Managing Director

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EXHIBIT A

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BACM 2006-4
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BANK 2020-BNK30 (solely with respect to the 605 Third Avenue Mortgage Loan and the McDonald’s Global HQ Mortgage Loan)
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BANK 2021-BNK34 (solely with respect to the US Steel Tower Mortgage Loan)
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BANK 2022-BNK43
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BANK5 2023-5YR3
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BMARK 2025-V14
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BSCMS 2007-PWR15
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BSCMSI 2006-TOP24
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CD 2006-CD3
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CGCMT 2015-GC35
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CGCMT 2016-C2
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CGCMT 2016-P3
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CGCMT 2022-GC48
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CRBT 2024-Q030
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CSAIL 2015-C1
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CSFB 2005-C3
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FFB 2024-Q031
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FFB 2025-Q034
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FFB 2025-Q039
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FIVE 2023-V1
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FREMF 2016-KS06
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FREMF 2020-K737
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FREMF 2021-KF112
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FREMF 2021-KF125
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FRESB 2015-SB1
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FRESB 2015-SB9
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FRESB 2016-SB13
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FRESB 2016-SB15
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FRESB 2016-SB16
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FRESB 2016-SB20
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FRESB 2016-SB24
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FRESB 2020-SB79
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FRESB 2021-SB86
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FRESB 2021-SB90
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FRTEB 2026-M074
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JPM 2007-CIBC20
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JPMCC 2007-LDP11
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JPMCC 2010-C2
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MSBAM 2016-C28
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MSC 2016-BNK2
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MSC 2016-UB11
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MSCI 2007-TOP25
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NFA 2024-1
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WEB 2024-Q028
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WFCM 2015-C28
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WFCM 2016-C36
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WFCM 2017-RB1
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WFCM 2019-C51
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WFRBS 2014-C21
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WSFHC 2024-1

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EXHIBIT B

With respect to BANK 2020-BNK30

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Intercreditor Agreement, dated as of November 23, 2020, by and between Morgan Stanley Bank, N.A., as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder and Note A-5 Holder, Sun life Assurance Company of Canada, as Note B-1 Holder, Sun Life Hong Kong Limited, as Note B-2 Holder and Sun Life Insurance (Canada) Limited, as Note B-3 Holder, with respect 605 Third Avenue
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Agreement Between Noteholders, dated as of October 29, 2020,. By and between Bank of America, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note A-6 Holder and Bank of America, N.A., as Initial Note B Holder, with respect to McDonald’s Global HQ

With respect to BANK 2021-BNK34

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Amended and Restated Co-Lender Agreement, dated as of June 4, 2021, by and between Morgan Stanley Bank, N.A., as Note A-1 Holder, Note A-2 Holder, Note A-3-1 Holder, Note A-3-2 Holder and Note A-4 Holder, Liberty Mutual Insurance Company, as Note B-1 Holder, Peerless Insurance Company, as Note B-2 Holder, Employers Insurance Company of Wausau, as Note B-3 Holder, Liberty Mutual Fire Insurance Company, as Note B-4 Holder, The Ohio Casualty Insurance Company, as Note B-5 Holder and Safeco Insurance Company of America, as Note B-6 Holder, with respect to US Steel Tower

With respect to BANK 2022-BNK43

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Agreement Between Note Holders, dated as of July 14, 2022, originally by and between Wells Fargo Bank, National Association, as Initial Note-A-1 Holder, and Column Financial Inc., as Initial Note A-2 Holder, with respect to The Boulders Resort
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Agreement Between Note Holders, dated as of July 19, 2022, originally by and between Wells Fargo Bank, National Association, as Initial Note-A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to High Street
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Agreement Between Note Holders, dated as of July 21, 2022, originally by and between Bank of America, N.A., as Initial Note-A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, with respect to Katy Mills

With respect to BANK5 2023-5YR3

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Agreement Between Note Holders, dated as of June 30, 2023, originally by and between Bank of America, N.A., as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder and Initial Note A-1-5 Holder, UBS AG, New York Branch, as Initial Note A-2-1, Initial Note A-2-2, Initial Note A-2-3, Initial Note A-2-4, Initial Note A-2-5, Initial Note A-2-6, Initial Note A-2-7, Initial Note A-2-8, Initial Note A-2-9, Initial Note A-2-10 and Initial Note A-2-11, and LMF Commercial LLC, as Initial Note A-3-1 Holder, Initial Note A-3-2 Holder, Initial Note A-3-3 Holder, Initial Note A-3-4 Holder, Initial Note A-3-5 Holder, Initial Note A-3-6 Holder, Initial Note A-3-7 Holder and Initial Note A-3-8 Holder, with respect to 11 West 42nd Street
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Agreement Between Note Holders, dated as of June 14, 2023, originally by and between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder, with respect to 6330 West Loop South
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Agreement Between Note Holders, dated as of May 25, 2023, originally by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2-1 Holder, Initial Note A-2-2

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Holder and Initial Note A-4 Holder, Bank of Montreal, as Initial Note A-3-1 Holder and Initial Note A-3-2 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder and Initial Note A-6 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent, with respect to Heritage Plaza
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Agreement Between Note Holders, dated as of June 6, 2023, originally by and between Bank of America, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, with respect to Short Pump Town Center

With respect to BMARK 2025-V14

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Co-Lender Agreement, dated as of March 17, 2025, originally between DBR Investments Co. Limited, as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder, and DBR Investments Co. Limited, as Note A-4 Holder, with respect to The Link
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Agreement Between Note Holders, dated as of March 6, 2025, originally by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, with respect to Redmond Town Center
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Co-Lender Agreement, dated as of March 17, 2025, originally between German American Capital Corporation, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder and Note A-5 Holder, with respect to Las Olas City Centre

With respect to CGCMT 2016-C2:

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Co-Lender Agreement, dated as of July 25, 2016, originally by and between Citigroup Global Markets Realty Corp., as Note A-1 Holder and Note A-2 holder, and Starwood Mortgage Capital LLC, as Note A-3 Holder and Note A-4 Holder, with respect to Crocker Park Phase One & Two

With respect to CGCMT 2016-P3:

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Co-Lender Agreement, dated as of April 1, 2016, originally by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, with respect to the 79 Madison Avenue
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Co-Lender Agreement, dated as of March 31, 2016, originally by and between MacQuarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and MacQuarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, with respect to Marriott Midwest Portfolio Loan

With respect to CGCMT 2022-GC48

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Co-Lender Agreement, dated as of May 11, 2022, originally by and among Citi Real Estate Funding Inc., Wells Fargo Bank, National Association and JPMorgan Chase Bank, National Association, with respect to 79th Fifth Avenue

With respect to CSAIL 2015-C1:

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Co-Lender Agreement, dated as of March 20, 2015, originally by and among Column Financial Inc., as Initial Note A-1 Holder, and Column Financial, Inc., as Initial Note A-2 Holder, with respect to Bay Shore Mall

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Co-Lender Agreement, dated as of March 20, 2015 originally by and among Column Financial Inc., as Initial Note Group 1 Holder, Column Financial, Inc., as Initial Note Group 2 Holder, and Column Financial, Inc., as Initial Note Group 3 Holder, with respect to Westfield Trumbull Mall

With respect to FIVE 2023-V1

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Amended and Restate Co-Lender Agreement, dated as of April 5, 2023, originally between German American Capital Corporation, as Note A-1-1 Holder, German American Capital Corporation, as Note A-1-2 Holder, Computershare Trust Company, N.A., as Trustee for the benefit of the registered holders of Five 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-V1, as Note A-2 Holder, Computershare Trust Company, N.A., as Trustee for the benefit of the registered holders of Five 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-V1, as Note A-3 Holder and Computershare Trust Company, N.A., as Trustee for the benefit of the registered holders of Five 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-V1, as Note A-4 Holder, with respect to Sentinel Square II
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Co-Lender Agreement, dated as of January 10, 2023, originally by and between Bank of Montreal, as Initial Note A-1 Holder and Bank of Montreal, as Initial Note A-2 Holder, with respect to Gilardian NYC Portfolio
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Co-Lender Agreement, dated as of January 10, 2023, originally by and among Citi Real Estate Funding Inc. and Societe Generale Financial Corporation, with respect to 575 Broadway
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Co-Lender Agreement, dated as of February 28, 2023, originally between DBR Investments Co. Limited, as Note A-1 Holder and DBR Investments Co. Limited, as Note A-2 Holder, with respect to Centers of High Point

With respect to JPMCC 2007-LDP11:

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Agreement Between Noteholders, dated as of May 4, 2007, originally by and between JPMorgan Chase Bank, N.A., as Initial Note A-1 Holder and Greenwich Capital Financial Products, Inc., as Initial Note A-2 Holder, with respect to Franklin Mills

With respect to MSBAM 2016-C28:

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Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, originally by and between U.S. Bank National Association, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder, with respect to Princeton Pike Corporate Center

With respect to MSC 2016-BNK2

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Agreement Between Note Holders, dated as of November 3, 2016, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Bank PLC, as Initial Note A-5 Holder, with respect to 101 Hudson St.
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Agreement Between Note Holders, dated as of September 28, 2016, originally by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial

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Note A-2 Holder, with respect to Harlem USA

With respect to WFCM 2016-C36:

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Agreement Between Note Holders, dated as of October 13, 2016, originally by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, with respect to Plaza America I & II

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Agreement Between Note Holders, dated as of November 3, 2016, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to Conrad Indianapolis

With respect to WFCM 2017-RB1:

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Agreement Between Note Holders, dated as of February 27, 2017, originally by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, with respect to Center West
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Agreement Between Note Holders, dated as of February 27, 2017, originally by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, with respect to Connecticut Financial Center
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Agreement Between Note Holders, dated as of March 30, 2017, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to The Davenport
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Agreement Between Note Holders, dated as of March 6, 2017, originally by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, with respect to 123 William Street

With respect to WFCM 2019-C51:

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Co-Lender Agreement, dated as of May 1, 2019, originally between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, with respect to TKG El Con Center, LLC
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Agreement Between Note Holders, dated as of August 28, 2019, originally by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder, with respect to ExchangeRight Net Leased Portfolio 27
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Agreement Between Note Holders, dated as of July 11, 2019, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, with respect to Nova Place
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Agreement Between Note Holders, dated as of July 11, 2019, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National

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Association, as Initial Note A-2 Holder, with respect to 450-460 Park Avenue South

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